Principal Funds, Inc.
Supplement dated June 16, 2025
to the Statement of Additional Information
dated March 1, 2025
(as previously supplemented)
This supplement updates information contained in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the PRINCIPAL FUNDS OFFICERS table, delete the row for Calvin Eib and add the following alphabetically:

PRINCIPAL FUNDS OFFICERS
Name, Address, and Year of Birth	Position(s) Held with Principal Funds	Principal Occupation(s) During Past 5 Years
Calvin Eib 711 High Street Des Moines, IA 50392 1963	Assistant Tax Counsel (since 2023)	Principal Financial Group* Assistant General Counsel (since 2025) Counsel (2021-2025) Transamerica Tax Counsel (2016-2021)
Mandy L. Huebbe 711 High Street Des Moines, IA 50392 1982	Assistant Secretary (since 2025)	Principal Financial Group* Funds Board Liaison (since 2024) Legal Production Assistant (2015-2021, 2021-2024) Hy-Vee Corporate Executive Administration Assistant (2021-2021)
David P. Michalik 711 High Street Des Moines, IA 50392 1991	Counsel and Assistant Secretary (since 2025)	Principal Financial Group* Counsel (since 2025) The Northern Trust Company Second Vice President (2019-2025)

APPENDIX C - PROXY VOTING POLICIES
Delete the proxy voting policy for Principal Global Investors, LLC and replace with the following:
1

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Principal Global Investors, LLC
Proxy Voting Policies and Procedures
APRIL 2025
Introduction
Principal Global Investors, LLC (doing business as Principal Asset Management) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”). As a registered investment adviser, Principal Asset Management has a fiduciary duty to act in the best interests of its clients. Principal Asset Management recognizes that this duty requires it to vote client securities, for which it has voting power on the applicable record date, in a timely manner and make voting decisions that are in the best interests of its clients. This document, the Principal Asset Management Proxy Voting Policies and Procedures (the “Policy”), is intended to comply with the requirements of the Investment Advisers Act of 1940, the Investment Company Act of 1940 and the Employee Retirement Income Security Act of 1974 applicable to the voting of the proxies of both US and non- US issuers on behalf of clients of Principal Asset Management who have delegated such authority and discretion.
Relationship between investment strategy, sustainable investing, and proxy voting
Principal Asset Management has a fiduciary duty to make investment decisions that are in its clients’ best interests to maximize the value of their shares. Proxy voting is an important part of the process through which Principal Asset Management can support strong corporate governance structures, shareholder rights and transparency. Principal Asset Management also believes a company’s positive environmental and social practices may reduce risk and, in turn, influence the value of a company. Principal Asset Management may take these factors into consideration, alongside other non-sustainability factors, when voting proxies in its effort to seek the best economic outcome for its clients. Shareholder proposals often address matters that are in direct conflict with the opinions of company management. As a result, we believe additional scrutiny is required and, therefore, all shareholder proposals are escalated to the investment teams for a final voting decision.
Roles and responsibilities
Role of the Proxy Voting Committee
Principal Asset Management Proxy Voting Committee (the “Proxy Voting Committee”) shall (i) oversee the voting of proxies and the Proxy Advisory Firm, (ii) where necessary, make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with the Policy, (iv) review the business practices of the Proxy Advisory Firm and (v) evaluate, maintain, and review the Policy on an annual basis. The Proxy Voting Committee is comprised of representatives of each investment team. Representatives from Principal Asset Management Risk, Legal, Operations, and Compliance will be available to advise the Proxy Voting Committee as non-voting members. The Proxy Voting Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to the Policy and may designate personnel to instruct the vote on proxies on behalf the Principal Asset Management clients.
The Proxy Voting Committee shall meet at least four times per year, and as necessary to address special situations.
Principal Asset Management is a DBA (doing business as) name of Principal Global Investors, LLC (“PGI”). For purposes of this Charter, “Principal Asset Management” refers specifically to PGI and Principal Real Estate Investors, LLC.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Role of portfolio management
While the Proxy Voting Committee establishes the Guidelines and Procedures, the Proxy Voting Committee does not direct votes for any client except in certain cases where a conflict of interest exists. Each investment team is responsible for determining how to vote proxies for those securities held in the portfolios their team manages. All investment team members also have an obligation to raise all potential conflicts of interest while executing their proxy voting responsibilities (refer to the Conflicts of Interest for specifics). While investment teams generally vote consistently with the Guidelines, there may be instances where their vote deviates from the Guidelines. In those circumstances, the investment team will work within the Exception Process. In some instances, the same security may be held by more than one investment team. In these cases, Principal Asset Management may vote differently on the same matter for different accounts as determined by each investment team.
Proxy voting guidelines
The Proxy Voting Committee and Chief Investment Officer, on an annual basis, or more frequently as needed, will establish a working group to review draft proxy voting guidelines recommended to the Committee (“Draft Guidelines”). The Guidelines working group will collect feedback and propose Draft Guidelines for adoption by the Committee. Each investment team maintains autonomy to select the most correlated Guidelines for their strategies. Collectively, these guidelines will constitute the current Proxy Voting Guidelines of Principal Asset Management and may change from time to time (the “Guidelines”). The Proxy Voting Committee has the obligation to determine that, in general, voting proxies pursuant to the Guidelines is in the best interests of clients. Exhibit A (Proxy Voting Philosophy Summary) provides an overview of our current philosophy underlying our three core Guidelines; Base, Sustainable and Board Aligned. Full overviews of each of these custom Guidelines are maintained and available.
There may be instances where proxy votes will not be in accordance with the Guidelines. Clients may instruct Principal Asset Management to utilize a different set of guidelines, request specific deviations, or directly assume responsibility for the voting of proxies. In addition, Principal Asset Management may deviate from the Guidelines on an exception basis if the investment team or Principal Asset Management has determined that it is in the best interest of clients in a particular strategy to do so. Any such a deviation will comply with the Exception Process which shall include a written record setting out the rationale for the deviation.
The subject of the proxy vote may not be covered in the Guidelines. In situations where the Guidelines do not provide a position, Principal Asset Management will consider the relevant facts and circumstances of a particular vote and then vote in a manner Principal Asset Management believes to be in the clients’ bests interests. In such circumstances, the analysis will be documented in writing and periodically presented to the Proxy Voting Committee. To the extent that the Guidelines do not cover potential voting issues, Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues as it believes to be in the best interests of the client.
Use of proxy advisory firms
Principal Asset Management has retained one or more third-party proxy service provider(s) (the “Proxy Advisory Firm”) to provide recommendations for proxy voting guidelines, information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom Principal Asset Management has proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”). Although Principal Asset Management has retained the Proxy Advisory Firm for Proxy Voting Services, Principal Asset Management remains responsible for proxy voting decisions. Principal Asset Management has designed the Policy to oversee and evaluate the Proxy Advisory Firm, including with respect to the matters described below, to support its voting in accordance with this Policy.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Oversight of Proxy Advisory Firms
Prior to the selection of any new Proxy Advisory Firm and annually thereafter or more frequently if deemed necessary by Principal Asset Management, the Proxy Voting Committee will consider whether the Proxy Advisory Firm: (a) has the capacity and competency to adequately analyze proxy issues and provide the Proxy Voting Services the Proxy Advisory Firm has been engaged to provide and (b) can make its recommendations in an impartial manner, in consideration of the best interests of Principal Asset Management’s clients, and consistent with its voting policies. Such considerations may include, depending on the Proxy Voting Services provided, the following: (i) periodic sampling of votes pre-populated by the Proxy Advisory Firm’s systems as well as votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by Principal Asset Management are being followed; (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to Principal Asset Management (iii) a review of those aspects of the Proxy Advisory Firm’s policies, procedures, and methodologies for formulating voting recommendations that Principal Asset Management considers material to Proxy Voting Services, including factors considered, with a particular focus on those relating to identifying, addressing and disclosing potential conflicts of interest (including potential conflicts related to the provision of Proxy Voting Services, activities other than Proxy Voting Services, and those presented by affiliation such as a controlling shareholder of the Proxy Advisory Firm) and monitoring that materially current, accurate, and complete information is used in creating recommendations and research; (iv) requiring the Proxy Advisory Firm to notify Principal Asset Management if there is a substantive change in the Proxy Advisory Firm’s policies and procedures or otherwise to business practices, including with respect to conflicts, information gathering and creating voting recommendations and research, and reviewing any such change(s); (v) a review of how and when the Proxy Advisory Firm engages with, and receives and incorporates input from, issuers, the Proxy Advisory Firm’s clients and other third-party information sources; (vi) assessing how the Proxy Advisory Firm considers factors unique to a specific issuer or proposal when evaluating a matter subject to a shareholder vote; (vii) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken; and (viii) assessing whether the Proxy Advisory Firm appropriately updates its methodologies, guidelines, and voting recommendations on an ongoing basis and incorporates input from issuers and Proxy Advisory Firm clients in the update process. In evaluating the Proxy Advisory Firm, Principal Asset Management may also consider the adequacy and quality of the Proxy Advisory Firm’s staffing, personnel, and/or technology.
Procedures for voting proxies
To increase the efficiency of the voting process, Principal Asset Management utilizes the Proxy Advisory Firm to act as its voting agent for its clients’ holdings. Issuers initially send proxy information to the clients’ custodians.
Principal Asset Management instructs these custodians to direct proxy related materials to the Proxy Advisory Firm. The Proxy Advisory Firm provides Principal Asset Management with research related to each resolution. Principal Asset Management analyzes relevant proxy materials on behalf of their clients and seek to instruct the vote of proxies in accordance with the Guidelines. A client may direct Principal Asset Management to vote for such client’s account differently in applying the Policy and the Guidelines. Principal Asset Management may also agree to follow a client’s individualized proxy voting guidelines or otherwise agree with a client on particular voting considerations. Principal Asset Management seeks to vote (or refrain from voting) proxies for its clients in a manner determined to be in their best financial interests. In some cases, Principal Asset Management may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights. Principal Asset Management may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of Principal Asset Management, exceed the expected benefits of voting to the client.
Procedures for proxy issues within the guidelines
Where the Guidelines address the proxy matter being voted on, the Proxy Advisory Firm will generally process all proxy votes in accordance with the Guidelines. In the case of Shareholder Proposals for actively held securities, all ballots will be escalated to the applicable investment team to make a case-by-case determination of the vote decision. The applicable investment team may provide instructions to vote such Shareholder Proposals contrary to the Guidelines if the Exception Process is followed. In certain cases, a client may have elected to have Principal Asset Management administer a custom policy which is unique to the client. If Principal Asset Management is also responsible for the administration of such a custom policy, the procedures documented here generally will also be applicable (except for the specific policy differences), excluding reporting and disclosure procedures.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Procedures for proxy issues outside the guidelines
To the extent that the Guidelines do not cover potential voting issues, the Proxy Advisory Firm will seek direction from Principal Asset Management. Principal Asset Management may consider the spirit of the Guidelines and instruct the vote on such issues in a manner believed to be in the best interests of the client and in consideration of our policies covering Conflicts of Interest.
Securities lending
Some clients may have entered into securities lending arrangements with agent lenders to generate additional revenue. If a client participates in such lending, the client will need to inform Principal Asset Management as part of their contract with Principal Asset Management if they require Principal Asset Management to take actions in regard to voting securities that have been lent. If not commemorated in such agreement nor dictated by regulatory requirements, Principal Asset Management will not recall securities and as such, they will not have an obligation to direct the proxy voting of lent securities.
In the case of lending, Principal Asset Management maintains one share for each company security out on loan by the client. Principal Asset Management will vote the remaining share in these circumstances.
As noted above, where Principal Asset Management does not receive timely information, Principal Asset Management or the Proxy Advisory Firm may be unable to vote. This is more likely to occur when securities are on loan.
Regional variances in proxy voting
Principal Asset Management utilizes the Policy and Guidelines for both US and non-US clients, and there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, we make reasonable efforts to vote most proxies and follow a similar process to those in the U.S. However, in some cases it may be both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include: (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. In certain instances, it may be determined by Principal Asset Management that the anticipated economic benefit outweighs the expected cost of voting. Principal Asset Management intends to make their determination on whether to vote proxies of non-U.S. companies on a case- by-case basis. In doing so, Principal Asset Management shall evaluate market requirements and impediments, including the difficulties set forth above, for voting proxies of companies in each country. Principal Asset Management periodically reviews voting logistics, including costs and other voting difficulties, on a client by client, and country by country basis, in order to determine if there have been any material changes that would affect Principal Asset Management’s determinations and procedures.
Conflicts of interest
Principal Asset Management recognizes that, from time to time, potential conflicts of interest may exist. We adhere to a comprehensive Code of Ethics and Code of Conduct to guide our interactions as a fiduciary for client assets. Investment Management personnel also adhere to applicable regulatory requirements, state, and federal applicable laws and guidance.
Conflicts may occur across a spectrum of interactions and relationships that are likely inherent with a large financial services organization with a complex range of products and services. To avoid any perceived or actual conflict of interest, the procedures set forth below have been established for use when Principal Asset Management encounters a potential conflict to ensure that its voting decisions are based on maximizing shareholder value and are not the product of a conflict.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Addressing conflicts of interest – self disclosure
The investment management team must act in the client’s best interest and must safeguard against the inappropriate influence of proxy votes. Investment personnel have a responsibility to escalate potential and actual conflicts of interest to Principal Asset Management Legal and/or Compliance for assessment. Examples of potential conflicts include but are not limited to outreach from: individuals within the broader Principal enterprise and affiliates; clients; lenders or providers of Principal and affiliates; and family, friends, or other personal or professional relations where there is an intent to direct, influence, or coordinate a vote. This excludes outreach from the issuer directly and outreach by third parties engaged on the issuer’s behalf as customary/usual and in the ordinary course of the Issuer’s business with the purpose of providing additional relevant research and information to be used in making a vote determination. Similarly, outreach from internal peer investment teams is also excluded. Principal Asset Management’s investment philosophy may involve regular engagement with management of an asset which may involve vote topics. Such engagements will adhere to regulatory and other industry applicable requirements.
Vote guideline exception process
Individual investment teams may seek unique goals on behalf of clients invested in differing strategy types. There may be instances in which Principal Asset Management votes ballots that contradict one another. This does not constitute a potential conflict but is a biproduct of autonomy of philosophies. To facilitate this obligation and avoid conflicts, we have a defined process that allows for voting contrary to the selected Guidelines.
The following Exception Process must be used when (i) voting contrary to the Guidelines, (ii) voting on matters where there is an actual or potential conflict of interest, and (iii) where the Guidelines do not cover the vote at issue and a potential conflict is identified.
Exception Process: Prior to directing a vote to which this process applies, the relevant investment team must complete and submit a report to Principal Asset Management Compliance setting out: (i) the name of the security, (ii) the issue up for vote, (iii) a summary of the Guidelines’ recommendation, the nature of the actual or potential conflict of interest, or statement as to why the investment team believes the Guidelines do not cover the vote at issue, each as applicable, (iv) the vote requested and the rationale for voting against the Guidelines’ recommendation, or steps taken to mitigate the actual or potential conflict of interest, or the rationale for a vote not covered by the Guidelines, each as applicable. The member of the investment team requesting an exception has an affirmative obligation to disclose any known personal or business relationship that could affect the voting of the applicable proxy and must attest to compliance with Principal Asset Management’s Code of Ethics. The Exception Process requires sign-off from both the covering Analyst and the Portfolio Manager prior to putting forward the exception for additional review. Principal Asset Management Compliance will approve or deny the exception in consultation, if deemed necessary, with Legal.
If Principal Asset Management Compliance determines that there is no material conflict, the Guidelines may be overridden. If Principal Asset Management Compliance determines that a material conflict exists or may exist, Compliance will refer the issue to the Proxy Voting Committee. The Proxy Voting Committee will consider the facts and circumstances of the pending proxy vote and the potential or actual material conflict and decide by a majority vote as to how to vote the proxy – i.e., whether to permit or deny the exception.
In considering requests under the Exception Process. the proxy vote and potential material conflict of interest, the Proxy Voting Committee may review the following factors (among others):
•The percentage of outstanding securities of the issuer held on behalf of clients by Principal Asset Management.
•The nature of the relationship of the issuer with the Principal Asset Management, its affiliates, its executive officers, or the investment team personnel.
•Whether there has been any attempt to directly or indirectly influence the investment team’s decision (whether by internal or external/third parties);
•Whether the direction of the proposed vote would appear to benefit Principal Asset Management or a related party; and/or
•Whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Votes ineligible for the exception process
To mitigate potential conflicts of interest, for any proxy votes specific to Principal Financial Group common stock (ticker: PFG), the Exception Process is not applicable.
In the case of any proprietary electronically traded funds (“ETFs”), mutual funds, or other comingled proprietary vehicles, Principal Asset Management will vote in the same proportion as all other voting shareholders of the underlying fund/vehicle, which is referred to as echo voting, and the Exception Process is not applicable. This voting is provided by the Proxy Advisory Firm. If echo voting is not available or operationally feasible, Principal Asset Management may abstain from voting.
Proxy advisory firm
If the Proxy Advisory Firm itself has a conflict and thus is unable to provide a recommendation, the investment team may vote in accordance with the recommendation of another independent service provider, if available. If a recommendation from an independent service provider other than the Proxy Advisory Firm is not available, the investment team will follow the Exception Process. Principal Asset Management Compliance will review the form and, if Compliance determines that there is no material conflict mandating a decision from the Proxy Voting Committee, the investment team may instruct the Proxy Advisory Firm to vote the proxy issue as it determines it is in the best interest of clients. If Principal Asset Management Compliance determines that a material conflict exists or may exist, Compliance will refer the issue to the Proxy Voting Committee for consideration as outlined above.
Availability of proxy voting information and recordkeeping
Disclosure
Principal Asset Management publicly discloses proxy voting results on our website: Principal Asset Management Vote Disclosure. The interactive voting dashboard allows for dynamic disclosure of the manner in which votes were cast, including details related to (i) votes against management, (ii) abstentions, (iii) vote rationale, and (iii) voting metrics. For more information, clients may contact Principal Asset Management for details related to how Principal Asset Management has voted with respect to securities held in the Client’s account. On request, Principal Asset Management will provide clients with a summary of Principal Asset Management’s proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Proxy Voting Policies and Procedures upon request. Additional disclosure regarding Principal Asset Management’s proxy voting is provided in Part 2A of its Form ADV.
Recordkeeping
Principal Asset Management will keep records of the following items: (i) the Guidelines, (ii) the Proxy Voting Policies and Procedures; (iii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iv) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (v) written records of written client requests for proxy voting information and responses from Principal Asset Management (whether a client’s request was oral or in writing); (vi) any documents prepared by Principal Asset Management that were material to making a decision how to vote, or that memorialized the basis for the decision; (vii) a record of any testing conducted on any Proxy Advisory Firm’s votes; (viii) materials collected and reviewed by Principal Asset Management as part of its due diligence of the Proxy Advisory Firm; (ix) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to Principal Asset Management; and (x) the minutes of the Proxy Voting Committee meetings. All records referenced above will be kept in an easily accessible place for at least the length of time required by local regulation and custom, or six years from the end of the fiscal year during which the last entry was made on such record, whichever is longer. We maintain the vast majority of these records electronically.

Appendix
Proxy voting philosophy
Principal Asset Management’s Proxy Voting Philosophy is built on an unwavering commitment of creating long- term value for our shareholders and investing in businesses sharing this commitment. While we think setting and executing corporate policies should generally rest with a company’s board of directors and executive management, we also think shareholders play a critical role in holding these parties accountable. We take this responsibility seriously. Our policy is implemented globally, taking into consideration the relevant legal and regulatory requirements in each region.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Our philosophy is structured around four key themes:
•Board structure and composition
•Board oversight of risk and strategy
•Board oversight of executive selection and compensation
•Shareholder rights and protections
The positions described below should be understood as principles underlying our general philosophy and not as strict requirements to be followed with respect to each and every proxy vote.
Board structure, composition, and accountability
The philosophy of our active investment teams: Our clients, as shareholders, own the corporation. Boards of directors are accountable to them. Corporate management, in turn, is accountable to its board. As investors, we need to be comfortable delegating trust and responsibility to these parties – and these parties should have the appropriate discretion to manage a company’s affairs with an awareness of the company’s particular circumstances. We guide our proxy voting in this area to help ensure our clients are invested in companies with trustworthy and effective boards. Examples of relevant principals underlying this philosophy include but are not limited to:
Independence – A majority of board members are expected to be substantially independent from the company – not company executives, not key customers or suppliers, and not executives who sit on one another’s boards. Non-independent board members should be prohibited from serving on key board committees such as audit, compensation, nominating and governance. In addition, board leadership should be independent of company management either through an independent chair or lead independent director with sufficient authority.
Board composition and selection – A board must possess the fully array of skills and experience necessary to oversee and guide the company it serves. We expect boards to curate an inventory of necessary skills and experiences and ensure full representation across the board. For new board members, boards should recruit unbiased slates of candidates who reflect the skills needed by the board.
Board size – A board should bring a wide range of relevant perspectives, incorporate skills aligning with business needs, and include enough members to ensure sufficient levels of independence for key committees.
Capacity and commitments of board members – Board members should demonstrate a capacity to fulfill their roles and a commitment to the responsible discharge of their duties. This includes attendance of at least 75% of board meetings and participation in no more than four other public company boards.
Accountability – As shareholder representatives, board members should be held to a high standard with their performance assessed on a regular basis. As such, shareholders should have the right to vote on the entire slate of directors on an annual basis.
Board oversight of risk and strategy
The philosophy of our active investment teams: The oversight, guidance, and support a board of directors provides to a management team is critical to the execution of its long-term corporate strategy and ultimately, the creation of shareholder value. We expect boards to assist in identifying material risks to the company’s strategy, disclosure practices, and execution and to provide risk mitigation insight and monitoring. Examples of relevant principles underlying this philosophy include but are not limited to:
Capital structure – Increases in authorized shares outstanding are generally accepted if the proposed authorization results in an increase in shares authorized of 10% or less over a 2-year period. Proposals to create, modify, or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of the current shareholders, subject to the principal that the authorization increase is limited to 10% of less over a 2-year period.
Mergers and acquisitions – We expect boards to actively review potential targets and offers, assessing all such activities with shareholder value creation as the primary consideration. As investors, we recognize all merger and acquisition proposals are unique and should be assessed on their individual merit, including the deal premium, strategic rationale and possibility of competing offers.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Auditors – A board of directors should oversee the company’s third-party auditor to ensure an independent and accurate assessment of the company’s financial position is being portrayed. This should include a regular review of auditor qualifications, independence and competency.
Climate reporting – We expect boards and managements to assess financially material climate risks to the business and, when relevant, provide the disclosure necessary for a reasonable investor to make informed decisions regarding potential impacts upon shareholder value.
Board oversight of executive selection and compensation
The philosophy of our active investment teams: A key aspect of a board of directors’ governance responsibility is the support, selection and assessment of the management team. Boards should hold executives to clear value creation and be willing to make changes to management when shareholder value creation falls short of reasonable potential. Boards should also create and maintain formal succession plans to ensure continuity and minimize key person risk. Examples of relevant principles underlying this philosophy include but are not limited to:
Executive pay – A board should have a clear philosophy on executive pay and maintain an independent compensation committee focused on attracting and retaining executives who will drive shareholder value over time. Executives’ pay and long-term performance should align executives with shareholders through measures of financial performance relative to financial targets aligned with value generation, and the performance of relevant peers. Likewise, we expect the board of directors to be aligned with shareholders through financial incentives and share ownership.
Stock based compensation – We support the use of share-based incentive plans intended to increase the share ownership by management and align shareholder interests with management. Such plans should take into consideration the dollar cost of the plans to shareholders and the appropriateness of financial targets included in the plans. However, we believe that retroactive re-pricing of underwater options is indicative of poor corporate governance and will generally vote in opposition to a repricing scheme.
Say on pay frequency – In order to ensure alignment between pay and performance, we support annual advisory votes to approve executive compensation.
Executive selection and succession – We expect a board of directors to carry out a thorough executive selection process considering a range of qualified candidates with a variety of skills and backgrounds. It is ultimately the responsibility of a board to select the candidate they think will best generate long-term value for shareholders.
Shareholder rights and protections
The philosophy of our active investment teams: As investors, we view the protection of shareholder rights as integral to proper corporate governance and think major corporate changes require prior shareholder approval. We also recognize there are costs associated with shareholder proposals and think ownership thresholds are appropriate in many circumstances. We oppose all structural impediments to increasing shareholder value.
Examples of relevant principles underlying this philosophy include but are not limited to:
Shareholder rights plans “Poison Pills” – We generally oppose the use of poison pills unless a “pill” is approved by shareholders and does not hamper value creation.
Supermajority voting – A majority vote of shareholders should be sufficient to approve items such as bylaws and acquisitions. Supermajority requirements have the potential to erode the rights of minority shareholders and are viewed negatively.
Unequal voting rights – We support equal voting rights and think voting power should be allocated in direct proportion to the shareholders’ equity ownership. Accordingly, we believe that dual share classes generally present more disadvantages than advantages to long-term investors and will generally vote against proposals to create or continue such structures. Notable exceptions include Real Estate Investment Trusts.
Principal Global Investors, LLC

For Public Distribution in the U.S. For Institutional, Professional, Qualified and/or Wholesale Investor Use Only in Other Permitted Jurisdictions as defined by local laws and regulations
Shareholder rights – We think shareholders generally have the right to nominate directors, call special meetings and act without holding a meeting in certain circumstances. However, we also recognize there is potential for abuse and therefore support reasonable ownership thresholds.
Capital structure – The decision to issue or repurchase stock, issue debt or split shares is made by a board presumably with the intent of improving the overall capital structure, investing in growth, reaching a broader investment audience, enhancing shareholder value, and/or managing challenging liquidity/leverage circumstances. As such, we review these decisions on a case-by-case basis taking into consideration the degree of dilution and impact on liquidity. Proposals to create, modify or issue common and preferred stock are generally accepted if the rights of the issuance are not superior to the rights of current shareholders subject to the principal that an authorization increase is limited to 10% or less over a 2-year period.
A note on shareholder proposals
Shareholder Proposals are often company specific making a one-size fits all approach to voting suboptimal. For that reason, shareholder proposals are escalated to the active investment teams for case-by-case analysis and decision making. Voting decisions are made by weighing the financial materiality of the proposal against any opposing rationale from company management, with the ultimate determination driven by the economic best interest of shareholders. While votes are generally cast consistently across the investment teams, there may be situations where portfolio managers holding the same security disagree on what is in the best interests of their shareholders.
Passive strategy voting
Our passively managed strategies follow the same voting philosophy as our actively managed strategies. In the absence of a determination by our active investment teams, our passive strategies will typically vote in alignment with management. We think managements and boards of directors should have comprehensive insights into the company's long-term strategy and operations. This insight puts them in a sound position to determine the financial materiality of proposals and their alignment with the economic interest of shareholders in the absence of an evaluation by our active teams.
We execute this philosophy through our Proxy Voting Guidelines as overseen by our Proxy Voting committee. Strategies are aligned to one of our custom Guidelines - Base, Sustainable and Board Aligned. We provide clients with transparency into our voting history and rationale via our interactive website. In most strategies, clients may also choose to vote their own shares or request a custom set of vote guidelines aligning with their own specific requirements.
Principal Global Investors, LLC

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Important Information
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